Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

BY AND BETWEEN

MARTIN MARIETTA MATERIALS, INC.

AND

LNA HOLDING SRL

Dated as of August 21, 2026

TABLE OF CONTENTS

Page

1.	Shelf and Demand Registrations	1
2.	Restrictions on Registration	4
3.	Piggyback Registrations	5
4.	Holdback Agreement	7
5.	Registration Procedures	7
6.	Registration Expenses	12
7.	Indemnification	12
8.	Participation in Underwritten Registrations	15
9.	Rule 144 and 144A Reporting	15
10.	Term	16
11.	Governing Law, Consent to Jurisdiction, Waiver of Jury Trial	16
12.	Defined Terms	17
13.	Miscellaneous	20

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This REGISTRATION RIGHTS AGREEMENT, dated as of August 21, 2026 (this “Agreement”), is made between Martin Marietta Materials, Inc., a North Carolina corporation (together with its successors and permitted assigns, the “Company”), and LNA Holding SRL, a société à responsabilité limitée organized under the laws of Belgium (together with its successors and permitted assigns, the “Shareholder” and, together with the Company, the “Parties”).

A.       On the date hereof, the Shareholder acquired 10,953,543 shares of common stock of the Company, par value $0.01 per share (the “Company Shares”), pursuant to the Securities Sale Agreement, dated as of June 27, 2026 (the “Securities Sale Agreement”), among the Company and the Shareholder.

B.       On the date hereof, the Company, the Shareholder and Financière de Gestions Internationales, a société en commandite par actions organized under the laws of Luxembourg, are also entering into a Shareholders Agreement (the “Shareholders Agreement”).

C.       In connection with the Completion of the transactions under the Securities Sale Agreement, the Company desires to grant to the Shareholder certain registration rights in the United States with respect to the Company Shares issued to the Shareholder pursuant to the Securities Sale Agreement.

D.       Capitalized terms used in this Agreement are used as defined in Section 12.

Now, therefore, the Parties hereto agree as follows:

1.       Shelf and Demand Registrations.

(a)       Shelf Registration. As promptly as practicable following the Completion Date and, in any event, no later than sixty (60) days prior to the first anniversary of the Completion Date, and subject to the transfer restrictions set forth in Section 2.1(a) of the Shareholders Agreement, so long as the Shareholder or any other Shareholder Party holds Company Shares and such shares are Registrable Securities and so long as the Company is eligible to use Form S-3 (or a comparable form) for the registration of the Company Shares, the Company shall file with the SEC a shelf registration statement on Form S-3 (or, if Form S-3 is unavailable, Form S-1)), or a prospectus supplement to any then-effective automatic shelf registration statement of the Company, in either case covering all Registrable Securities for the sale or distribution of Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a “Shelf Registration”); it being agreed that if the Company qualifies as a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing, the Shelf Registration Statement shall be filed as an automatically effective shelf registration statement on Form S-3ASR pursuant to Rule 462(e) under the Securities Act. The Company shall comply with the applicable provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Shelf Registration Statement in accordance with the intended methods of disposition by the Shareholder and the other Shareholder Parties thereof. The Shelf Registration Statement shall permit delayed or continuous offerings pursuant to Rule 415 and shall cover all customary distribution methods, including underwritten offerings and Block Trades.

(b)       Demand Registration. Subject to the transfer restrictions set forth in Section 2.1(a) of the Shareholders Agreement, so long as the Shareholder or any other Shareholder Party holds

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Company Shares and such shares are Registrable Securities, if no Shelf Registration Statement covering the applicable Registrable Securities is then-effective, the Shareholder may make one or more Registration Requests covering all or a portion of the Registrable Securities held by it and the other Shareholder Parties pursuant to the Securities Act (including on Form S-1 if Form S-3 is unavailable). The Company shall comply with the applicable provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement in accordance with the intended methods of disposition by the Shareholder and the other Shareholder Parties thereof.

(c)       The Company, within twenty (20) Business Days of the date on which the Company receives a Registration Request given by the Shareholder in accordance with Section 1(b) hereof, will file with the SEC, and the Company will thereafter use reasonable best efforts to cause to be declared effective within thirty (30) calendar days of the date of such Registration Request, a Registration Statement on the appropriate form for the registration and sale, in accordance with the intended method or methods of distribution, of the total number of Registrable Securities specified by the Shareholder in such Registration Request (it being agreed that the Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) under the Securities Act if Rule 462(e) is available to the Company); provided, however, that the Company shall not be obligated to give effect to any Registration Request if, in the Company’s reasonable judgment, it is not feasible for the Company to proceed with such registration because of the unavailability of audited or other required financial statements of the Company or any other Person; provided, that the Company shall use its reasonable best efforts to obtain such financial statements as promptly as practicable.

(d)       The Company will use reasonable best efforts to keep each Shelf Registration Statement filed pursuant to this Section 1 continuously effective and usable for the resale of the Registrable Securities covered thereby until the earlier of (i) the date on which all of the Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement and (ii) the date on which all Registrable Securities covered by such Shelf Registration Statement are eligible for resale under Rule 144 without volume, manner-of-sale, or current public information restrictions; provided that, if on the third (3rd) anniversary date of the effectiveness of a Shelf Registration Statement, Registrable Securities covered by such Shelf Registration Statement remain unsold, the Company shall re-file such Shelf Registration Statement (or file a new Shelf Registration Statement) upon its expiration and keep such re-filed (or new) Shelf Registration Statement effective and usable for the aforesaid period. The time period for which the Company is required to maintain the effectiveness of any Registration Statement is hereinafter referred to as the “Effectiveness Period”.

(e)       From and after the Completion Date and subject to the transfer restrictions set forth in Section 2.1(a) of the Shareholders Agreement, at any time that any Shelf Registration is effective, if the Shareholder delivers a notice to the Company (a “Take-Down Notice”) stating that it (or any other Shareholder Party) intends to effect an underwritten offering or distribution of all or part of its or their Registrable Securities included by it (or any other Shareholder Party) on any Shelf Registration (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in the Shelf Offering, then the Company shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering. In connection with any Shelf Offering, if the managing

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underwriter(s) advise the Shareholder in writing that in its or their view the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering, the managing underwriter(s) may limit the number of shares which would otherwise be included in such offering in the same manner as is described in Section 1(h). The Company will pay all Registration Expenses incurred in connection with any registration or underwritten offering requested in accordance with this Agreement.

(f)       Selection of Underwriters. If the Shareholder or the other Shareholder Parties intend to distribute the Registrable Securities covered by any Registration Request or Take-Down Notice by means of an underwritten offering, the Shareholder will so advise the Company as a part of the Registration Request or Take-Down Notice. Subject to the last sentence of this Section 1(f), the Company will not be obligated to effect more than three (3) such underwritten offerings in any 12-month period. In connection with any such underwritten offering, the Shareholder will have the right to select the managing underwriter(s) and co-managers, subject to the Company’s approval, not to be unreasonably withheld, conditioned or delayed. In such an underwritten offering, the Shareholder and any other Shareholder Party which holds Registrable Securities which are to be sold in such offering (together with the Company) will enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such offering. If the Shareholder disapproves of the terms of the underwriting, the Shareholder may elect to withdraw therefrom (which withdrawal will also constitute a withdrawal by all Shareholder Parties) by written notice to the Company and the managing underwriter(s); provided, however, that such attempted offering will not count as one of the Shareholder’s three (3) underwritten offerings described above unless the Shareholder’s decision to withdraw from, terminate, abandon or cancel such offering results solely from the Shareholder’s own commercial reasons and does not result from or arise out of (x) any market disruption or adverse market conditions, (y) the advice or recommendation of the managing underwriter(s) or (z) any action by the Company that could reasonably be expected to adversely affect the timing, marketability or offering price of the securities contemplated to have been offered in such registration.

(g)       Restrictions on Underwritten Offerings. Notwithstanding anything in this Section 1 to the contrary, the Shareholder and the other Shareholder Parties may not make, and the Company will not be obligated to effect, an underwritten offering (other than a Shelf Offering or Block Trade) unless the reasonably anticipated aggregate gross proceeds of such underwritten offering are at least $75,000,000 (unless the Shareholder and the other Shareholder Parties are proposing to sell all of their remaining Company Shares). For the avoidance of doubt, no minimum offering size shall apply to Shelf Offerings or Block Trades. In addition, the Shareholder and the other Shareholder Parties may not, without the Company’s prior written consent, launch a demand registration pursuant to Section 1(b) within sixty (60) days of any other underwritten offering of Registrable Securities by the Shareholder or any other Shareholder Party; provided that no Shelf Offering or Block Trade shall be subject to the foregoing restriction or any other cooling-off period.

(h)       Priority on Registrations. The Company will not include in any underwritten registration pursuant to Section 1 any securities that are not Registrable Securities without the prior written consent of the Shareholder. If the managing underwriter(s) advise the Shareholder in writing that in its or their opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities that

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can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such offering only such number of securities that can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, Registrable Securities of the Shareholder and any other Shareholder Party and (ii) second, any other securities of the Company that have been requested to be so included. Notwithstanding the foregoing, no employee of the Company or any subsidiary thereof will be entitled to participate, directly or indirectly, in any such registration to the extent that the managing underwriter(s) (or, in the case of any offering that is not underwritten, a nationally recognized investment banking firm) determines in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration.

(i)       Block Trades. In addition to Shelf Offerings, the Shareholder shall have the right to effect Block Trades off any effective Shelf Registration Statement, without any minimum offering size and without counting toward the limitation on underwritten offerings set forth in Section 1(f); provided, however, that the Company will not be obligated to facilitate more than four (4) such Block Trades in any 12-month period. The Shareholder may initiate any such transaction upon such notice as is reasonably practicable under the circumstances, and in any event, no less than five (5) Business Days. The Company shall provide customary expedited cooperation in connection with any such transaction, including making senior management available as reasonably requested. The Shareholder shall have the right to select the managing underwriter(s) for any such transaction, subject to the Company’s approval, not to be unreasonably withheld, conditioned or delayed.

2.       Restrictions on Registration.

(a)       Right to Defer or Suspend Registration. In the event that the Company determines in good faith that any one or more of the following circumstances exist, the Company may, at its option, (x) defer any registration of Registrable Securities in response to a Registration Request or (y) require the Shareholder and the other Shareholder Parties to suspend any offerings of Registrable Securities pursuant to a Registration Statement for the periods specified:

(i)       subject to the limitations set forth in Section 2(b), if the Company determines in good faith that an offering would require the Company, under applicable securities laws and other laws, to make disclosures of material non-public information that would not otherwise be required to be disclosed at that time and that such disclosures at that time would not be in the Company’s best interests; provided, that this exception shall continue to apply only during the time that such material non-public information has not been disclosed and remains material; provided, further, that upon disclosure of such material non-public information, the Company shall (x) notify the Shareholder and the other Shareholder Parties whose Registrable Securities are included in the Registration Statement; (y) terminate any deferment or suspension it has put into effect; and (z) take such actions necessary to permit registered sales of Registrable Securities as required or contemplated by this Agreement, including, if necessary, the preparation and filing of a post-effective amendment or prospectus supplement so that the Registration Statement and any prospectus forming a part thereof will not include an untrue statement of material fact

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or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

(ii)       subject to the limitations set forth in Section 2(b), if the Company is pursuing a primary underwritten offering of Company Shares pursuant to a Registration Statement; provided, however, that the Shareholder and the other Shareholder Parties shall have Piggyback Registration rights with respect to such primary underwritten offering in accordance with and subject to the restrictions set forth in Section 3.

(b)       Limitation on Deferrals and Suspensions. The Company shall not be permitted to defer registration or require the Shareholder and the other Shareholder Parties to suspend an offering pursuant to this Section 2 more than three (3) times in any 12-month period. The duration of all such deferrals or suspensions shall not exceed thirty (30) calendar days per instance and the aggregate of all such deferrals or suspensions shall not exceed ninety (90) calendar days in any 12-month period.

(c)       If the Company defers any registration of Registrable Securities in response to a Registration Request or Take-Down Notice or requires the Shareholder or the other Shareholder Parties to suspend any offering of Registrable Securities, the Shareholder and the other Shareholder Parties shall be entitled to withdraw such Registration Request or such Take-Down Notice, as the case may be, and if it does so, such request shall not be treated for any purpose as an exercise of a Registration Request or the delivery of a Take-Down Notice pursuant to Section 1 of this Agreement.

3.       Piggyback Registrations.

(a)       Right to Piggyback. During the Effectiveness Period, and subject to the transfer restrictions set forth in Section 2.1(a) of the Shareholders Agreement, whenever the Company proposes to register any of its securities (other than a registration pursuant to Section 1, relating solely to employee benefit plans, or relating solely to the sale of debt or convertible debt instruments) and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give written notice at least ten (10) Business Days before the anticipated filing date to the Shareholder of its intention to effect such a registration and will include in such registration all Registrable Securities held by the Shareholder and the other Shareholder Parties with respect to which the Company has received from the Shareholder a written request for inclusion therein within seven (7) Business Days after the date of the Company’s notice (a “Piggyback Registration”). If the Shareholder has made such a written request, it may withdraw its or any other Shareholder Parties’ Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter(s), if any, on or before the fifth (5th) day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 3 prior to the effectiveness of such registration, whether or not the Shareholder or any other Shareholder Party has elected to include Registrable Securities in such registration, and, except for the obligation to pay Registration Expenses pursuant to Section 3(c), the Company will have no liability to the Shareholder or any Shareholder Party in connection with such termination or withdrawal.

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(b)       Underwritten Registration. If the registration referred to in Section 3(a) is proposed to be underwritten, the Company will so advise the Shareholder as a part of the written notice given pursuant to Section 3(a). In such event, the right of the Shareholder and the other Shareholder Parties to registration pursuant to this Section 3 will be conditioned upon the Shareholder’s or such other Shareholder Parties’ participation in such underwriting and the inclusion of the Shareholder’s or such other Shareholder Parties’ Registrable Securities in the underwriting, and the Shareholder and any other Shareholder Party which holds Registrable Securities which are to be sold in such offering will (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such offering by the Company. If the Shareholder disapproves of the terms of the underwriting, the Shareholder may elect to withdraw therefrom (which withdrawal will also constitute a withdrawal by all of the other Shareholder Parties) by written notice to the Company and the managing underwriter(s).

(c)       Piggyback Registration Expenses. The Company will pay all Registration Expenses in connection with any Piggyback Registration, whether or not any registration or prospectus becomes effective or final.

(d)       Priority on Primary Registrations. If a Piggyback Registration relates to an underwritten primary offering on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of such offering, the Company will include in such registration or prospectus only such number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, the securities the Company proposes to sell and the Registrable Securities requested to be included in such registration by the Shareholder or any other Shareholder Party, pro rata based on the number of securities proposed to be included by each, and (ii) second, any other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of securities owned by each such holder. Notwithstanding the foregoing, any employee of the Company or any subsidiary thereof will not be entitled to participate, directly or indirectly, in any such registration to the extent that the managing underwriter(s) (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) will determine in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration.

(e)       Priority on Secondary Registrations. If a Piggyback Registration relates to an underwritten secondary registration on behalf of other holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering, the Company will include in such registration only such number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration by the Shareholder or any other Shareholder Party and (iii) third, other

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securities of the Company and other holders, pro rata among such holders on the basis of the number of securities owned by each such holder. Notwithstanding the foregoing, any employee of the Company or any subsidiary thereof will not be entitled to participate, directly or indirectly, in any such registration to the extent that the managing underwriter(s) (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) will determine in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration.

4.       Holdback Agreement.

(a)       If (i) during the Effectiveness Period, the Company shall file a Registration Statement (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act) with respect to an underwritten public offering of Company Shares or securities convertible into, or exchangeable or exercisable for, Company Shares, (ii) with reasonable prior notice, the managing underwriter or underwriters advise the Company in writing (in which case the Company shall notify the Shareholder) that a public sale or distribution of Registrable Securities would materially adversely impact such offering and (iii) the underwriter or underwriters have obtained written holdback agreements from the Company, each executive officer of the Company and each other person who has been granted registration rights by the Company, then the Shareholder and each other Shareholder Party shall, if requested by the Company and the managing underwriter or underwriters, to the extent not inconsistent with applicable law, refrain from effecting any public sale or distribution of Registrable Securities, without the prior written consent of the Company and the managing underwriter or underwriters, during the fourteen (14) days prior to the effective date of such Registration Statement and until the earliest of (A) sixty (60) days from the effective date of such Registration Statement or (B) the abandonment of such offering. Notwithstanding the foregoing, the obligations of the Shareholder and each other Shareholder Party under this Section 4 in respect of any such offering shall terminate in the event that the Company or any underwriter terminates, releases or waives, in whole or in part, the holdback agreements with respect to the Company, any executive officer of the Company or any such other person who has been granted registration rights by the Company; and

(b)       In connection with any underwritten public offering of Registrable Securities by the Shareholder or any other Shareholder Party, the Company shall, and shall use its commercially reasonable efforts to have its directors and executive officers, if requested in writing by the managing underwriter or underwriters, agree not to make any public sale or other distribution of Company Shares or securities convertible into, or exercisable or exchangeable for, Company Shares (other than offerings in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act) during the fourteen (14) days prior to the pricing date of such underwritten public offering and until the earliest of (A) sixty (60) days from the pricing date of such underwritten public offering or (B) the abandonment of such offering.

5.       Registration Procedures. In connection with the registration obligations of the Company pursuant to and in accordance with Section 1, the Company will use reasonable best

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efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof. Without limiting the generality of the foregoing, the Company will, as expeditiously as possible:

(a)       prepare and file with the SEC a Registration Statement with respect to such Registrable Securities, subject to Section 1(c) of this Agreement, make all required filings with FINRA and thereafter use reasonable best efforts to cause such Registration Statement to become effective; provided, that before filing a Registration Statement or any amendments or supplements thereto (other than reports required to be filed by it under the Exchange Act that are incorporated or deemed to be incorporated by reference into the Registration Statement), the Company will furnish to the Shareholder copies of all documents proposed to be filed. If the Shareholder informs the Company in writing within five (5) Business Days of receipt that it has any objections to the filing of such Registration Statement, amendment or supplement, the Company will not file such Registration Statement, amendment or supplement prior to the date that is five (5) Business Days from the date the Shareholder received such document. The Company will not file any Registration Statement or amendment or supplement to such Registration Statement to which the Shareholder will have reasonably objected in writing on the grounds that (and explaining why) such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

(b)       prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for a period of either (i) not less than the Effectiveness Period or, if such Registration Statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the Shareholder or any other Shareholder Party, as applicable, set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Shareholder and any other Shareholder Party, as applicable, set forth in such Registration Statement;

(c)       furnish to the Shareholder and any other Shareholder Party participating in a disposition pursuant to such Registration Statement, without charge, such number of conformed copies of such Registration Statement and of each post-effective amendment thereto, and deliver, without charge, such number of copies of each preliminary prospectus, final prospectus, all exhibits and other documents filed therewith and such other documents as the Shareholder and such other Shareholder Party may reasonably request including in order to facilitate the disposition of their Registrable Securities;

(d)       use reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Shareholder reasonably requests in writing (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii)

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subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)       promptly notify the Shareholder and any other Shareholder Party participating in a disposition pursuant to such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as promptly as practicable, prepare and furnish to the Shareholder and such other Shareholder Parties a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(f)       promptly notify the Shareholder and any other Shareholder Party participating in a disposition pursuant to such Registration Statement (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for such purpose, (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (v) the happening of any event that requires the Company to make changes in any effective Registration Statement or the prospectus related to such Registration Statement to make the statements in such Registration Statement not misleading or the statements in such prospectus not misleading in light of the circumstances in which they were made (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made);

(g)       use reasonable best efforts to cause all such Registrable Securities to be listed on the New York Stock Exchange and on each other securities exchange, if any, on which similar securities issued by the Company are then listed;

(h)       enter into such customary agreements (including underwriting agreements in form, scope and substance as is customary in underwritten offerings) and take all such appropriate and reasonable other actions as the Shareholder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(i)       if such offering is an underwritten offering, make available for inspection by the Shareholder and any other Shareholder Party or underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Shareholder, such other Shareholder Parties or any such underwriter, all financial and other records, and pertinent corporate documents of the Company as will be reasonably necessary to enable them to exercise their due diligence responsibilities, provided that each of the Shareholder,

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any such other Shareholder Party, any such underwriter and any attorney, accountant or other agent retained by the Shareholder, any such other Shareholder Party or any such underwriter will enter into a confidentiality agreement reasonably satisfactory to the Company;

(j)       otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k)       in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use reasonable best efforts promptly to obtain the withdrawal of such order at the earliest practicable time;

(l)       enter into such agreements and take such other actions as the Shareholder or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for and participating in such number of “road shows”, and all such other customary selling efforts as the Shareholder or the underwriters reasonably request in order to expedite or facilitate such disposition, including, in connection with any underwritten offering (including any marketed Block Trade or registered follow-on offering), if requested by the Shareholder or the underwriters, causing the appropriate members of senior management of the Company (including, to the extent reasonably requested, the Chief Executive Officer and Chief Financial Officer) as would customarily participate in “road show” and other customary marketing activities for an offering by the Company comparable to such offering in size and type of securities offered, to cooperate with the Shareholder and the managing underwriters or underwriter and make themselves available to participate on a reasonable basis in “road show” and other customary marketing activities in such locations (domestic and foreign) as recommended by the Shareholder or the managing underwriters or underwriter (including one-on-one meetings with prospective purchasers of the Registrable Securities); provided that the scheduling of such “road shows” and other meetings shall not unduly interfere with the normal operations of the business of the Company;

(m)       if such offering is an underwritten offering, use reasonable best efforts to obtain one or more comfort letters, addressed to the underwriters, dated the effective date of, or the date of the final receipt issued for such Registration Statement (the date of the closing under the underwriting agreement for such offering), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters in underwritten offerings;

(n)       if such offering is an underwritten offering, use reasonable best efforts to provide (i) a legal opinion of the Company’s outside counsel, and (ii) a negative assurance letter of the Company’s outside counsel, addressed to the underwriters, dated the effective date of, or the date of the final receipt issued for such Registration Statement (the date of the closing under the underwriting agreement for such offering), each amendment and supplement thereto, with respect

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to the Registration Statement, each amendment and supplement thereto (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by such legal opinions and negative assurance letters;

(o)       make available to the Shareholder and the other Shareholder Parties participating in a disposition pursuant to such Registration Statement each item of correspondence from the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange) and each item of correspondence written by or on behalf of the Company to the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), in each case relating to such Registration Statement, other than, in each case, any item of correspondence relating to any reports delivered or required to be delivered under the Exchange Act whether or not in connection with such Registration Statement;

(p)       use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any Transfer of Registrable Securities, including with respect to the transfer of any physical stock certificates representing common stock into book-entry form in accordance with any procedures reasonably requested by the Shareholder or the other Shareholder Parties or the underwriters; and

(q)       provide customary officer certificates signed by the Chief Executive Officer and/or Chief Financial Officer of the Company in connection with any underwritten offering.

The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, that refers to the Shareholder or any other Shareholder Party by name, or otherwise identifies the Shareholder or any other Shareholder Party as the holder of any securities of the Company, without the consent of the Shareholder (any such consent to be binding on all of the other Shareholder Parties), such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by applicable law.

The Company may require the Shareholder and any other Shareholder Party to furnish the Company with such information regarding the Shareholder and such other Shareholder Party pertinent to the disclosure requirements relating to the registration and the distribution of any securities as the Company may from time to time reasonably request in writing. If within 20 days of the receipt of a written request from the Company, the Shareholder or any other Shareholder Party fails to provide to the Company any information relating to the Shareholder or such other Shareholder Party, as applicable, that is required by applicable law to be disclosed in the Registration Statement, the Company may exclude the Shareholder’s and such other Shareholder Parties’, as applicable, Registrable Securities from such Registration Statement (and, in the case of a Registration Statement in response to a Registration Request by the Shareholder, shall not be obligated to file such Registration Statement).

The Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(e), 5(f)(ii) or 5(f)(iii) hereof, that the Shareholder shall discontinue, and shall cause each other Shareholder Party to discontinue, disposition of any

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 Registrable Securities covered by such Registration Statement or the related prospectus until receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(e) hereof, which supplement or amendment shall be prepared and furnished as soon as reasonably practicable, or until the Shareholder is advised in writing by the Company that the use of the applicable prospectus may be resumed, and the Shareholder and each other Shareholder Party has received copies of any amended or supplemented prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such prospectus (such period during which disposition is discontinued being an “Interruption Period”) and, if requested by the Company, the Shareholder shall use its commercially reasonable efforts to return to the Company all copies then in its possession or in the possession of any other Shareholder Party, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Securities at the time of receipt of such request. As soon as practicable after the Company has determined that the use of the applicable prospectus may be resumed, the Company will notify the Shareholder. In the event the Company invokes an Interruption Period hereunder and in the reasonable discretion of the Company the need for the Company to continue the Interruption Period ceases for any reason, the Company shall, as soon as reasonably practicable, provide written notice to the Shareholder that such Interruption Period is no longer applicable.

6.       Registration Expenses.

(a)       All expenses incidental to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company, all independent certified public accountants, underwriters and other Persons retained by the Shareholder and any of the other Shareholder Parties, including the reasonable fees and expenses of one counsel to represent the Shareholder and the other Shareholder Parties selected by the Shareholder, and all transportation and other expenses incurred by or on behalf of the Shareholder, any other Shareholder Party, the Company or any underwriters or their respective Representatives, in connection with “roadshow” presentations and the holding of meetings with potential investors to facilitate the distribution and sale of the Registrable Securities (all such expenses, “Registration Expenses”; provided that in no event shall Selling Expenses constitute Registration Expenses), will be borne by the Company, regardless of whether a registration statement is filed or becomes effective. In addition, the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expenses of any liability insurance and the expenses and fees for listing the securities to be registered on the New York Stock Exchange and on each other securities exchange on which similar securities issued by the Company are then listed.

(b)       Selling Expenses will be borne by the Shareholder and the other Shareholder Parties, as applicable.

7.       Indemnification.

(a)       The Company agrees to indemnify and hold harmless, and hereby does indemnify and hold harmless, the Shareholder and the other Shareholder Parties, their affiliates and their

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respective directors, officers, employees and partners and each Person who controls the Shareholder and the other Shareholder Parties (within the meaning of the Securities Act) against, and pay and reimburse the Shareholder and the other Shareholder Parties, affiliate, director, officer, employee or partner or controlling Person for any losses, claims, damages, liabilities, joint or several, to which the Shareholder and the other Shareholder Parties or any such affiliate, director, officer, employee or partner or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any “issuer free writing prospectus” as such term is defined under Rule 433 under the Securities Act or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company will pay and reimburse the Shareholder and the other Shareholder Parties and each such affiliate, director, officer, employee, partner and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding; provided that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (A) an untrue statement or alleged untrue statement, or omission or alleged omission, made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or any “issuer free writing prospectus” as such term is defined under Rule 433 under the Securities Act, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by the Shareholder or any other Shareholder Party expressly for use therein or (B) the failure of the Shareholder, any other Shareholder Party or any agent acting on behalf of the Shareholder or such other Shareholder Party to timely deliver a prospectus. In connection with an underwritten offering, the Company, if requested, will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Shareholder and the other Shareholder Parties.

(b)       In connection with any Registration Statement in which the Shareholder or any other Shareholder Party is participating, the Shareholder and each such other Shareholder Party, as applicable, will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and will jointly indemnify and hold harmless the Company, its directors and officers, each underwriter and each other Person who controls the Company or such underwriter (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which the Company or any such director or officer, any such underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any

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application, in reliance upon and in conformity with written information prepared and furnished to the Company by the Shareholder or such other Shareholder Party, as applicable, expressly for use therein, and the Shareholder and such other Shareholder Party will reimburse the Company and each such director, officer, underwriter and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding; provided that the obligation to indemnify and hold harmless will be limited to the net amount of proceeds received by the Shareholder and such other Shareholder Party (in the aggregate) from the sale of Registrable Securities pursuant to such Registration Statement.

(c)       Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)       The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

(e)       If the indemnification provided for in this Section 7 is legally unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount the Shareholder and any other Shareholder Party will be obligated to contribute pursuant to this Section 7(e) will be limited to an amount equal to the proceeds received by the Shareholder and such other Shareholder Party (in the aggregate) in respect of the Registrable Securities sold pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Shareholder and each such other Shareholder Party has otherwise been required to pay in

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respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities).

8.       Participation in Underwritten Registrations.

(a)       Neither the Shareholder nor any other Shareholder Party may participate in any registration hereunder that is underwritten unless each of the Shareholder and any such other Shareholder Party (i) completes and executes all customary questionnaires, powers of attorney, underwriting agreements and other customary documents reasonably required under the terms of such underwriting arrangements and (ii) cooperates with the Company’s requests in connection with such registration or qualification (it being understood that the Company’s failure to perform its obligations hereunder, which failure is caused by the Shareholder’s or any other Shareholder Parties’ failure to cooperate, will not constitute a breach by the Company of this Agreement).

(b)       To the extent that the Shareholder or any other Shareholder Party is participating in any registration hereunder, the Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(e) above, the Shareholder will, and will cause any such other Shareholder Party to, forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until the Shareholder and such other Shareholder Parties receive copies of a supplemented or amended prospectus as contemplated by such Section 5(e).

9.       Rule 144 and 144A Reporting.

(a)       With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use reasonable best efforts to (i) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, (ii) keep public information available at any time when the Company is subject to such reporting requirements, (iii) maintain compliance with Rule 144 current public information requirements, and (iv) take all actions reasonably necessary to facilitate Rule 144 sales by the Shareholder and the other Shareholder Parties.

Upon request of the Shareholder, the Company will deliver to the Shareholder or such other applicable Shareholder Party, as applicable, a written statement as to whether it has complied with such informational and reporting requirements and will, within the limitations of the exemptions provided by Rule 144 (as such rule may be amended from time to time) or any similar rule enacted by the SEC and if the Shareholder has provided the Company with reasonable assurance that such Company Shares can be sold, assigned or transferred pursuant to Rule 144 or otherwise without registration under the applicable requirements of the Securities Act, including, if requested by the Company, all necessary documentation and evidence (which may include an opinion of outside counsel) and agreed to such other procedures as may reasonably be required by the Company, the Company will instruct the transfer agent to remove the restrictive legend affixed to any Company Shares to enable such shares to be sold in compliance with Rule 144 (as such rule may be amended from time to time) or any similar rule enacted by the SEC.

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(b)       For purposes of facilitating sales pursuant to Rule 144A, so long as the Shareholder and any other Shareholder Party owns any Registrable Securities, the Shareholder, each such other Shareholder Party and any prospective purchaser of the Shareholder’s or any other Shareholder Parties’ securities will have the right to obtain from the Company, upon written request of the Shareholder prior to the time of sale, a copy of the most recent annual or quarterly report of the Company filed with the SEC and such other reports and documents as the Shareholder, the other Shareholder Parties or prospective purchaser may reasonably request in writing in availing itself of any rule or regulation of the SEC allowing the Shareholder or any other Shareholder Party, as applicable, to sell any such securities without registration.

10.       Term. This Agreement will be effective as of the date hereof and will continue in effect thereafter until the earliest of (a) its termination by the written consent of the parties hereto or their respective successors in interest, (b) the date on which no Registrable Securities remain outstanding, (c) the date on which all Registrable Securities are eligible for resale under Rule 144 without volume, manner-of-sale, or current public information restrictions and (d) the dissolution, liquidation or winding up of the Company.

11.       Governing Law, Consent to Jurisdiction, Waiver of Jury Trial.

(a)       This Agreement and all matters, claims or Actions (whether at Law, in equity, in Contract, in tort or otherwise) based upon, arising out of or relating to this Agreement, execution or performance of this Agreement, shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed entirely within that State, regardless of the Laws that might otherwise govern under any applicable conflict of Laws principles.

(b)       All Actions arising out of or relating to this Agreement shall be heard and determined in the federal and state courts located in New York, New York, and the Parties hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Action and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action. The consents to jurisdiction and venue set forth in this Section 11(b) shall not constitute general consents to service of process in the State of North Carolina and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the Parties. Each Party hereto agrees that service of process upon such Party in any Action arising out of or relating to this Agreement shall be effective if notice is given pursuant to Section 13(l). The Parties agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any Party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

(c)       EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR

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RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 11(c).

12.       Defined Terms. Capitalized terms when used in this Agreement have the following meanings:

“Action” means any claim, action, suit, arbitration or proceeding by or before any Governmental Authority, court, tribunal or arbitration body.

“Affiliate” means, in relation to a Person, any other Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such Person, in each case from time to time. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the ability to elect at least a majority of the members of the board of directors or other governing body of a Person, and the terms “controlled” and “controlling” have correlative meanings.

“Agreement” has the meaning set forth in the preamble.

“Block Trade” means any block trade, bought deal, overnight marketed offering or accelerated bookbuilt offering.

“Business Day” means a day on which banks are generally open for normal business in New York, New York, which day is not a Saturday or a Sunday.

“Company” has the meaning set forth in the preamble.

“Company Shares” has the meaning set forth in the preamble.

“Completion” has the meaning set forth in the Securities Sale Agreement.

“Completion Date” has the meaning set forth in the Securities Sale Agreement.

“Contract” means any contract, lease, sublease, license, sublicense, indenture, agreement, commitment or other legally binding arrangement, whether oral or written, and including all amendments and supplements thereto.

“Effectiveness Period” has the meaning set forth in Section 1(d).

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“Family Member” means any descendant in direct line (including adoptive children) of the late Elisabeth Berghmans-Lhoist, born in Liège (Belgium) on the twenty-fifth day of July nineteen hundred and twenty-one.

“Family-Controlled Entity” means any entity (i) the majority of the members of the board of directors (or equivalent governing body) of which are designated, nominated or elected, directly or indirectly, by one or more Family Members, (ii) the majority of the general partner, managing member or equivalent interests of which are beneficially owned, directly or indirectly, by one or more Family Members or (iii) which one or more Family Members, alone or together with other Family Members, otherwise has the power, directly or indirectly, to control.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Governmental Authority” means any competent governmental, administrative, supervisory, regulatory, judicial, disciplinary, enforcement or tax raising body, authority, agency, commission, board, organization, court or tribunal of any jurisdiction, whether international, supranational, national, federal, state or regional or local and any subdivision, department or branch of any of the foregoing.

“Interruption Period” has the meaning set forth in Section 5.

“Laws” means all applicable legislation, statutes, transposed directives, regulations, decrees, ordinances, instruments, codes and other legislative measures or decisions having the force of law, treaties, conventions and other agreements between states, or between states and the European Union or other supranational authorities, rules of common law and equity and all civil or other codes and all judgments, decisions, orders, directives, recommendations, circulars, standards of any Governmental Authority, including any judicial or administrative interpretation thereof.

“Parties” has the meaning set forth in the preamble.

“Permitted Transferee” means (i) any Affiliate of the Shareholder, (ii) any member of the Vendor Group or (iii) any Family Member or Family-Controlled Entity.

“Person” means an individual, company, corporation, partnership, limited liability company, trust, body corporate (wherever located) or other entity, organization or unincorporated association, including any Governmental Authority.

“Piggyback Registration” has the meaning set forth in Section 3(a).

“Register,” “registered” and “registration” refers to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state securities laws of such states in which the Shareholder notifies the Company of its or any other Shareholder Party’s intention to offer Registrable Securities.

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“Registrable Securities” means (i) the Company Shares issued to the Shareholder pursuant to the Securities Sale Agreement on the Completion Date or (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (i) by way of conversion or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (x) they have been effectively registered or qualified for sale by a prospectus filed under the Securities Act and disposed of in accordance with the Registration Statement covering such securities, (y) they have been sold to the public through a broker, dealer or market maker pursuant to Rule 144 or other exemption from registration under the Securities Act or (z) such securities have been Transferred and new certificates (or book-entry positions) are delivered free of any restrictive legend with no stop-transfer order in effect. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Registration Expenses” has the meaning set forth in Section 6(a).

“Registration Request” means a written request by the Shareholder for the registration under the Securities Act of the Registrable Securities held by it and the other Shareholder Parties pursuant to Section 1 of this Agreement.

“Registration Statement” means the prospectus and other documents filed with the SEC to effect a registration under the Securities Act.

“Representatives” means, in relation to a Party, its Affiliates and its and their respective directors, officers, employees, agents, auditors, consultants and advisors.

“Requested Assignee” has the meaning set forth in Section 13(d).

“Rule 144” means Rule 144 (or any successor provisions) under the Securities Act.

“Rule 144A” means Rule 144A (or any successor provisions) under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and applicable rules and regulations thereunder.

“Securities Sale Agreement” has the meaning set forth in the preamble.

“Selling Expenses” means all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities hereunder.

“Shareholder” has the meaning set forth in the preamble.

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“Shareholder Party” means the Shareholder and each Permitted Transferee of the Shareholder to whom shares of Company Shares are Transferred in accordance with this Agreement.

“Shareholders Agreement” has the meaning set forth in the preamble.

“Shelf Offering” has the meaning set forth in Section 1(e).

“Shelf Registration” has the meaning set forth in Section 1(a).

“Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering the Registrable Securities.

“Take-Down Notice” has the meaning set forth in Section 1(e).

“Transfer” by any Person means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or otherwise dispose of or transfer (by the operation of Law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement, agreement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or other disposition or transfer (by the operation of Law or otherwise), of any shares of equity securities beneficially owned by such Person or of any interest in any shares of equity securities beneficially owned by such Person. The terms “Transfers”, “Transferred” and “Transferring” shall have correlative meanings.

“Vendor Group” has the meaning set forth in the Securities Sale Agreement.

13.       Miscellaneous.

(a)       No Inconsistent Agreements; Most Favored Nation. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Shareholder or the other Shareholder Parties in this Agreement unless such rights are expressly made subject to the rights of the Shareholder or the other Shareholder Parties in a manner consistent with this Agreement. The Company shall not grant registration rights, shelf access rights, demand rights, piggyback rights, lock-up relief, or other liquidity rights to any Person that are senior to or more favorable than the rights of the Shareholder or the other Shareholder Parties under this Agreement. If the Company proposes to grant more favorable terms to any third party, the Shareholder and the other Shareholder Parties shall automatically receive the benefit of such more favorable terms.

(b)       Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Party hereto will have the right to specific performance and injunctive or other equitable relief for any breach or threatened breach of this Agreement, without the necessity of proving actual damages or posting any bond or other security.

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(c)       Amendments and Waivers. No provision of this Agreement may be amended, supplemented or modified except by a written instrument signed by the Shareholder and the Company, and any such amendment, supplement or modification shall be binding on all Shareholder Parties. No provision of this Agreement may be waived except by a written instrument signed by (i) the Company, in the event the waiver is to be effective against the Company or (ii) the Shareholder, in the event the waiver is to be effective against the Shareholder and the other Shareholder Parties, and any such waiver shall be binding on all Shareholder Parties.

(d)       Assignment of Registration Rights. The rights of the Shareholder and any other Shareholder Party to registration of all or any portion of its Registrable Securities pursuant to this Agreement may be assigned by the Shareholder or such other Shareholder Party to (A) any Permitted Transferee or (B) any transferee receiving Registrable Securities representing at least one percent (1%) of the Company’s then-outstanding common stock (a “Requested Assignee”) that has been approved by the Company in its sole discretion (in each case, to the extent of the Registrable Securities Transferred) but only if (i) the Shareholder or such other Shareholder Party furnishes to the Company written notice of the Transfer and (ii) such transferee agrees, following such Transfer, to be subject to all applicable restrictions and obligations set forth in this Agreement, and executes a customary joinder to this Agreement, in form and substance reasonably acceptable to the Company. Each such transfer shall be effective when (but only when) the transferee has signed and delivered such joinder to the Company. The Parties agree that if the Shareholder or any Shareholder Party requests the assignment of its rights under this Agreement to a Requested Assignee in respect of the relevant Registrable Securities Transferred, the Company shall consider such request (and consult with the Shareholder or applicable Shareholder Party) in good faith but shall have the right to approve or deny such request in its sole discretion. Upon any effective transfer pursuant to this Section 13(d), the applicable transferee shall be the beneficiary of all or a portion of the rights of the Shareholder or such other Shareholder Party and subject to all restrictions and obligations applicable to the Shareholder or such other Shareholder Party pursuant to this Agreement, to the same extent as the Shareholder or such other Shareholder Party.

(e)       Successors and Assigns. Except as provided in Section 13(d) hereof, neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the Parties hereto without the prior written consent of the other Parties hereto. Subject to the preceding sentence, this Agreement will be binding upon and inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns. If any of the Registrable Securities is converted into or exchanged or substituted for other securities issued by any other Person, as a condition to the effectiveness of the merger, consolidation, reclassification, share exchange or other transaction pursuant to which such conversion, exchange, substitution or other transaction takes place, such other Person shall become bound hereby with respect to such other securities which shall constitute Registrable Securities.

(f)       Shareholder Acts for Shareholder Parties. For so long as the Shareholder holds any Company Shares, the Shareholder shall be solely responsible for exercising all rights (including providing all Registration Requests and any written consents contemplated by this Agreement) on behalf of all other Shareholder Parties and any determination, consent or approval of, or notice or request delivered by, or any similar action of, the Shareholder, shall be valid and binding upon all other Shareholder Parties.

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(g)       Conversion of Other Securities. If the Shareholder or any other Shareholder Party offers Registrable Securities by forward sale, or by an offering (directly or by entering into a derivative transaction with a broker-dealer or other financial institution) of any options, rights, warrants or other securities that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities subject to such forward sale or underlying such options, rights or warrants or other securities shall be eligible for registration pursuant to this Agreement.

(h)       Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable Law.

(i)       Counterparts. This Agreement may be executed in one or more counterparts (including by electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties (including by electronic signature) and delivered to the other Party (including electronically, e.g., in PDF format).

(j)       Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(k)       Entire Agreement; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the Parties and their Affiliates, or any of them, with respect to the subject matter hereof. No provision of this Agreement shall confer upon any Person other than the Parties and their permitted assigns any rights or remedies hereunder.

(l)       Notices. All notices, requests and other communications to any Party hereunder shall be in writing and shall be deemed given if delivered personally, emailed (which is confirmed) or sent by overnight courier (providing proof of delivery) to the Parties in the manner and at the addresses set forth in the Shareholders Agreement (or, following the termination of the Shareholders Agreement, at such other address as shall have been furnished in writing by a Party to the other Party). All such notices, requests and other communications given to the Shareholder shall be deemed to be given to all other Shareholder Parties.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Parties has duly executed this Agreement as of the date and year set forth above.

LNA HOLDING SRL

By:	/s/ Baron Berghmans
Name:	Baron Berghmans
Title:	Director

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the Parties has duly executed this Agreement as of the date and year set forth above.

Martin Marietta Materials, Inc.

By:	/s/ George F. Schoen
Name:	George F. Schoen
Title:	Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to Registration Rights Agreement]